UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 1, 2011

DEALERTRACK HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-51653	52-2336218
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1111 Marcus Ave., Suite M04, Lake Success, NY	11042
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 516-734-3600

Not Applicable
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01.  Entry Into a Material Definitive Agreement
Item 2.01.  Completion of Acquisition or Disposition of Assets
Item 9.01.  Financial Statements and Exhibits

EXHIBIT INDEX

EX-2.1: AGREEMENT AND PLAN OF MERGER (incorporated by reference to DealerTrack’s current report filed on Form 8-K on August 23, 2011)
EX-10.1: WARRANT
EX-99.1: UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION OF DEALERTRACK HOLDINGS, INC.

Item 1.01                      Entry into a Material Definitive Agreement.

In connection with the closing of the Merger (as defined below) pursuant to the Agreement and Plan of Merger, dated as of August 19, 2011 (the “Merger Agreement”), among DealerTrack Data Services, Inc. (“Seller”), a wholly-owned subsidiary of DealerTrack Holdings, Inc. (“DealerTrack”), ALG, Inc. (“ALG”), a wholly-owned subsidiary of Seller, TrueCar, Inc. (“Buyer”), and DDS Acquisition Sub, Inc. (“Sub”), a wholly-owned subsidiary of Buyer, Seller and Buyer entered into the Warrant to Purchase Shares of Common Stock of Buyer dated as of October 1, 2011 (the “Warrant”), between Seller and Buyer.

The Warrant may be exercised by Seller to purchase up to 6,347,125 shares of common sock, par value $0.0001 per share, of Buyer (“Buyer Common Stock”), at an exercise price of $5.30 per share, subject to the terms and conditions of the Warrant.  The Warrant may also be exercised on a “net exercise” basis without the payment by Seller of a cash exercise price.  The Warrant expires on the earlier to occur of (i) the one-year anniversary of the date of the Warrant, (ii) a transaction or series of transactions pursuant to which Buyer issues and sells its capital stock for aggregate gross proceeds of $60,000,000 primarily for capital raising purposes or (iii) the date that is 15 days after the filing by Buyer of a registration statement for its initial public offering (a “Buyer IPO”).  The Warrant is subject to certain transfer restrictions, including a minimum transfer amount 634,712 shares of Buyer Common Stock purchasable under the Warrant.  The Warrant contains customary protective terms on adjustments for a merger or reorganization of Buyer, a reclassification of Buyer capital stock, subdivisions and combinations of Buyer capital stock.  The Warrant also includes a “market stand-off” provision that would apply in connection with a Buyer IPO.  The Warrant also contains customary representations and warranties, and other customary terms and conditions.

The foregoing summary of the Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01                      Completion of Acquisition or Disposition of Assets.

On October 1, 2011, Seller completed the sale of ALG to Buyer pursuant to the consummation of the Merger.  Pursuant to the Merger Agreement, Sub merged with and into ALG, with ALG being the surviving corporation (the “Merger”).  As a result of the Merger, ALG ceased to be a wholly-owned subsidiary of Seller, and became a wholly-owned subsidiary of Buyer.   ALG provides consulting and data services relating to automobile residual values to automotive manufacturers, financial institutions and fleet services.

The consideration received by Seller in connection with the Merger consisted of 15,566,037 shares of Buyer Common Stock and the Warrant (collectively, the “Consideration”).  The Warrant is described in Item 1.01 above, and such description of the Warrant is incorporated herein by reference.

The Merger Agreement provides for a working capital adjustment and other customary adjustments.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to DealerTrack’s current report on Form 8-K filed on August 23, 2011.

Item 9.01                      Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

None.

(b) Pro Forma Financial Information.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The unaudited pro forma condensed combined balance sheet as of and for the year ended December 31, 2010 and the six months ended June 30, 2011 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2010 and the six months ended June 30, 2011 presented herein are based on the historical financial statements of DealerTrack and ALG after giving effect to the sale of ALG to Buyer pursuant to the Merger (the “ALG Disposition”) and applying the assumptions and adjustments described in the accompanying notes.  The foregoing unaudited pro forma condensed combined balance sheets and statements of operations are furnished as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The unaudited pro forma condensed combined balance sheet as of June 30, 2011 gives effect to the ALG Disposition as if it occurred on June 30, 2011. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2010 and the six months ended June 30, 2011 give effect to the ALG Disposition as if it occurred on January 1, 2010.

The DealerTrack balance sheet and statement of operations information as of and for the six months ended June 30, 2011 was derived from its unaudited condensed consolidated financial statements included in its Form 10-Q for the quarterly period ended June 30, 2011, and incorporated by reference herein. The DealerTrack balance sheet and statement of operations information for the year ended December 31, 2010 was derived from its audited consolidated financial statements included in its Form 10-K for the year ended December 31, 2010, and incorporated by reference herein.

The unaudited pro forma condensed combined financial statements do not give effect to the potential impact of current financial conditions or cost savings that may be associated with the ALG Disposition. The unaudited pro forma condensed combined financial statements have been prepared for illustrative purposes only and are not necessarily indicative of the financial position or results of operations in future periods or the results that actually would have occurred had the ALG Disposition occurred during the specified periods. The unaudited pro forma condensed combined financial statements, including the notes thereto, should be read in conjunction with the historical consolidated financial statements of DealerTrack included in its Annual Report on Form 10-K for the year ended December 31, 2010 incorporated by reference herein.

The pro forma financial information is presented for informational purposes only and does not purport to represent what DealerTrack’s results of operations or financial position would have been had the ALG Disposition occurred on the dates indicated or to project DealerTrack’s financial position as of any future date or DealerTrack’s results of operations for any future period.

(d)  Exhibits.

Exhibit No.	Description

2.1	AGREEMENT AND PLAN OF MERGER (incorporated by reference to DealerTrack’s current report on Form 8-K filed on August 23, 2011)
10.1	WARRANT
99.1	UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION OF DEALERTRACK HOLDINGS, INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2011

DealerTrack Holdings, Inc.

By: /s/ Eric D. Jacobs
Eric D. Jacobs
Senior Vice President, Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit
No.	Description

2.1	AGREEMENT AND PLAN OF MERGER (incorporated by reference to DealerTrack’s current report on Form 8-K filed on August 23, 2011)
10.1	WARRANT
99.1	UNAUDITED COMBINED CONDENSED PRO FORMA FINANCIAL INFORMATION OF DEALERTRACK HOLDINGS, INC.